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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         April 16, 1997
                                                -------------------------------




                          SOUTHERN MINERAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


           0-8043                                       36-2068676
---------------------------------             ----------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)



            500 Dallas Street, Suite 2800, Houston, Texas 77002-4708
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (713) 658-9444
                                                          -----------------

        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

This Form 8-K is being filed to update to December 31, 1996 the pro forma financial information contained in the Registrant's Form 8-K dated August 30, 1996, as amended. The August 30, 1996 Form 8-K reported the Registrant's acquisition for $3,000,000 cash of the limited partnership interest in SMC Development L. P. which then was dissolved. Upon dissolution, the Registrant acquired an undivided 93% interest in the properties. Registrant's interest in certain of the properties will decrease to 81.5% after it has recovered its costs of acquiring the limited partnership interest. This summary is qualified in its entirety by the August 30, 1996 Purchase and Sale Agreement Assignment of Partnership Interest between Registrant and Torch Energy Fund Limited Partnership I, and Agreement Regarding Dissolution of Partnerships between Registrant and Diasu Oil & Gas Co., Inc. filed as exhibits to the August 30, 1996 Form 8-K and incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)    Financial Statements of Businesses Acquired.

    SMC Development, L. P. was formed on January 5, 1996, to acquire minority non-operated working interests in nineteen oil and gas properties and to drill four development wells. Three of the four development wells were successfully completed and are expected to commence production in September of 1996. Financial statements of the acquired operations are not included, since historical results of operations are not material.

    (b)    Pro Forma Financial Information.

    On August 30, 1996, the Company acquired the limited partnership interest in SMC Development, L. P. for $3,000,000. The Company previously owned a 7% general partnership interest in the partnership. The partnership's assets consisted of proved producing and proved undeveloped oil and gas properties, with most of the value related to the proved undeveloped properties that were drilled in 1996.

    The pro forma condensed consolidated statement of operations for the twelve months ended December 31, 1996 presents the acquisition of the SMC Development,
L. P. properties as if it had occurred at January 1, 1996.

    (c)    Exhibits.

    2.1 Purchase and Sale Agreement and Assignment of Partnership Interest, dated August 30, 1996, by and between Torch Energy Finance Fund Limited Partnership I and Southern Mineral Corporation (incorporated by reference to Registrant's Form 8-K dated August 30, 1996).

    2.2 Agreement Regarding Dissolution of Partnerships, dated August 30, 1996, between Southern Mineral Corporation and Diasu Oil & Gas Co., Inc (incorporated by reference to Registrant's Form 8-K dated August 30, 1996).





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INDEX TO PRO FORMA FINANCIAL STATEMENTS

                                                                    Page Number
    Pro Forma Condensed Consolidated Statement of
         Operations for the Twelve Months Ended
         December 31, 1996 (Unaudited)                                    4

    Notes to Pro Forma Condensed Consolidated
        Statement of Operations for the Twelve Months
         Ended December 31, 1996 (Unaudited)                              5





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

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                           STATEMENT OF OPERATIONS
                 For the Twelve Months Ended December 31, 1996

             (OOO's Omitted, except for Share and Per Share Amount)



                                            JAN-AUG
                              SOUTHERN        SMC      PRO FORMA    ADJUSTMENT       TOTAL
                              MINERAL     DEVELOPMENT, ADJUSTMENTS     NOTE        PRO FORMA
                             CORPORATION     L.P.        AMOUNT      REFERENCE   CONSOLIDATED
                             ----------   ----------   ----------   ----------   ------------
REVENUES
  Oil & Gas                  $   11,780   $      220   $        0                $     12,000
                             ----------   ----------   ----------                ------------

EXPENSES
  Production                      2,742           87                                    2,829

  Exploration                       865            0                                      865

  Depletion & depreciation        2,875           61                    (3)             2,936

  General & administrative        1,682            6                                    1,688

  Interest                        1,242            0          165       (2)             1,407

  Other                               0            0                                        0
                             ----------   ----------   ----------                ------------

                                  9,406          154          165                       9,725
                             ----------   ----------   ----------                ------------

Other income (expense)              739           29            0                         768
                             ----------   ----------   ----------                ------------

Net income (loss) before
  income taxes                    3,113           95         (165)                      3,043

Income tax (benefit)                679            0          (26)      (4)               653
                             ----------   ----------   ----------                ------------

Net income (loss)            $    2,434   $       95   $     (139)               $      2,390
                             ==========   ==========   ==========                ============

Net income per share         $     0.34                                          $       0.33
                             ==========                                          ============

Weighted average shares
  outstanding                     7,215                                                 7,215
                             ==========                                          ============






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                          SOUTHERN MINERAL CORPORATION
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

Note 1:    On August 30, 1996 Southern Mineral Corporation (Southern
           Mineral) acquired the limited partnership interest in SMC Development, L. P. for $3,000,000. Southern Mineral previously owned a 7% general partnership interest in the partnership. The partnership's assets consisted of proved producing and proved undeveloped oil and gas properties, with most of the value related to proved undeveloped properties and wells drilled in 1996, but not yet producing.

           The pro forma condensed consolidated statement of operations for the twelve months ended December 31, 1996 presents the acquisition of the SMC Development, L. P. limited partnership interest as if it had occurred at January 1, 1996.

           This statement should be read in conjunction with the separate financial statements and notes thereto of Southern Mineral's previously filed statements. The condensed consolidated pro forma statement of operations is not necessarily indicative of the results of operations of the Company as it may be in the future or as if it might have been had the acquisition been effective at January 1, 1996.

           The SMC Development, L. P. amounts for the twelve months ended December 31, 1996 are from the partnership records.


Note 2: Reflects additional interest expense as a result of debt financing of the acquisition. The interest rate charged under the Company's debt financing was, at the Company's option, the bank's prime rate, floating or LIBOR rate plus two and one half percent.

Note 3: The 1996 depreciation, depletion and amortization (DD&A) for the SMC Development L. P. (Partnership) acquisition is based on the carrying value of the producing properties by the partnership. Partnership carrying value of proved producing properties is the same as Southern Mineral's carrying value after the acquisition, as the Partnership's book value of producing properties approximated their fair value. Accordingly, their is no pro forma adjustment to the historical 1996 DD&A amount.

Note 4: Reflects reduction in income tax expense caused by reduction in pro forma earnings, computed using Statement of Financial Accounting Standards No. 109. Also includes taxes on SMC Development L.P. income included in the pro forma statement for which no historical taxes has been recorded due to its partnership status.




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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SOUTHERN MINERAL CORPORATION


April 16, 1997                                 By:  /s/ James H Price
                                                  ---------------------------
                                                    James H. Price
                                                    Vice President - Finance
                                                    (Chief Accounting Officer)










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